SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 30, 1999

MCB Financial Corporation
(Exact name of registrant as specified in its charter)

California
State of Incorporation

033-76832
Commission File No.

68-0300300
IRS Employer ID Number


1248 Fifth Avenue, San Rafael, California 94901
Address, including zip code, of registrant's principal executive office

(415) 459-2265
Registrant's telephone number, including area code

______________________________
Former name or former address, if changed since last report

Item 5.         Other Events.

Press release dated August 30, 1999, announcing the commencement of a quarterly cash dividend and a five percent stock dividend payable September 24, 1999 to shareholders of record as of September 10, 1999.


Item 7.      Financial Statements and Exhibits.

(c)    Exhibits.

       99.   Press release issued by the Company on August 30, 1999.


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:   September 14, 1999

MCB Financial Corporation


By:   /s/ Charles O. Hall
          Charles O. Hall, President and Chief
          Executive Officer